              As filed with the Securities and Exchange Commission
                                 on May 28, 1999
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              ANALOG DEVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Massachusetts                                    04-2348234
------------------------------              ------------------------------------
(State or her jurisdiction of               (I.R.S. Employer Identification No.)
incorporation or organization)

              One Technology Way, Norwood, Massachusetts 02062-9106
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                        1992 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------
                            (Full title of the Plan)

                             Paul P. Brountas, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                     ---------------------------------------
                     (Name and address of agent for service)

                                 (617) 526-6000
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE
-------------- ------------ ------------------ ------------------ --------------
    Title of     Amount      Proposed Maximum   Proposed Maximum    Amount of
 Securities to    to be       Offering Price       Aggregate      Registration
 be Registered  Registered       Per Share       Offering Price        Fee
-------------- ------------ ------------------ ------------------ --------------
 Common Stock,
  $.16 2/3 par
  value per     2,000,000
    share        shares          $37.22(1)       $74,440,000(1)     $20,694.32
-------------- ------------ ------------------ ------------------ --------------

     (1) Estimated solely for the purpose of calculating the amount of the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the New York Stock Exchange on May 25, 1999 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.


                           Page 1 of 8 pages. Exhibit
                             Index begins on page 5.

                     STATEMENT OF INCORPORATION BY REFERENCE

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 33-46520) filed by the Registrant on March 19, 1992, relating to the Registrant's 1992 Employee Stock Purchase Plan, as amended.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this registration statement to the extent a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.















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

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwood, Commonwealth of Massachusetts, on this 28th day of May, 1999.

                              ANALOG DEVICES, INC.



                            By: /s/ Jerald G. Fishman
                               ----------------------
                                Jerald G. Fishman
                                President and Chief
                                Executive Officer

                                POWER OF ATTORNEY

   We, the undersigned officers and directors of Analog Devices, Inc., hereby severally constitute and appoint Jerald G. Fishman, Joseph E. McDonough, Paul P. Brountas and Richard N. Kimball and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith, and any and all amendments (including post-effective amendments) to said Registration Statement (or any other Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Analog Devices, Inc. to comply with the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any such Registration Statement and any and all amendments thereto.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                        TITLE                             DATE



/s/ Jerald G. Fishman            President, Chief Executive        )
----------------------------     Officer and Director              )May 28, 1999
JERALD G. FISHMAN                (Principal Executive              )
                                 Officer)                          )

/s/ Ray Stata                    Chairman of the Board             )
----------------------------     and Director                      )May 28, 1999
RAY STATA                                                          )
                                                                   )

/s/ Joseph E. Mcdonough          Vice President-Finance            )
----------------------------     and Chief Financial               )May 28, 1999
JOSEPH E. MCDONOUGH              Officer (Principal Financial      )
                                 and Accounting Officer)           )





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

SIGNATURE                        TITLE                             DATE



/s/ John L. Doyle                Director                          )
----------------------------                                       )May 28, 1999
JOHN L. DOYLE                                                      )
                                                                   )

/s/ Charles O. Holliday, Jr.     Director                          )
----------------------------                                       )May 28, 1999
CHARLES O. HOLLIDAY, JR.                                           )
                                                                   )

/s/ F. Grant Saviers             Director                          )
----------------------------                                       )May 28, 1999
F. GRANT SAVIERS                                                   )
                                                                   )

/s/ Joel Moses                   Director                          )
----------------------------                                       )May 28, 1999
JOEL MOSES                                                         )
                                                                   )

/s/ Lester C. Thurow             Director                          )
----------------------------                                       )May 28, 1999
LESTER C. THUROW                                                   )
                                                                   )









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


                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number         Description
-------        -----------

  4.1 Restated Articles of Organization of Analog Devices, Inc., as amended (incorporated herein by reference to the Registrant's Form 10-Q, filed on March 15, 1999)

  4.2 By-Laws of the Registrant (incorporated herein by reference to the Registrant's Form 10-K for the fiscal year ended November 1, 1997, filed on January 28, 1998)

  4.3 Rights Agreement dated as of March 18, 1998 between the Registrant and BankBoston, N.A., as Rights Agent (incorporated herein by reference to the Registrant's Registration Statement on Form 8-A (File No. 001-07819)filed on March 19, 1998)

  5.1          Opinion of Hale and Dorr LLP

 23.1          Consent of Hale and Dorr LLP (included in Exhibit 5)

 23.2          Consent of Independent Auditors

 24 Power of Attorney (included on the signature page of this Registration Statement)











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